3rd Quarter 2006 ReviewNovember 1, 2006

Management Participants Doug Miller Chairman and CEO Steve Smith Vice Chairman and President Doug Ramsey Vice President, CFO and CAO Hal Hickey Vice President and COO Paul Rudnicki Vice President

Agenda Introduction Doug Miller Forward-looking statement Doug Ramsey Highlights Doug Miller Financial Review Steve Smith Doug Ramsey Operational Review Hal Hickey Questions and Answers All Management Participants

Forward Looking Statements This presentation contains forward-looking statements, as defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. These forward-looking statements relate to, among other things, the following: • our future financial and operating performance and results; • our business strategy; • market prices; • our future commodity price risk management activities; and • our plans and forecasts. We have based these forward-looking statements on our current assumptions, expectations and projections about future events. We use the words "may," "expect," "anticipate," "estimate," "believe," "continue," "intend," "plan," "budget" and other similar words to identify forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations, contain projections of results of operations or of our financial condition and/or state other "forward-looking" information. We do not undertake any obligation to update or revise publicly any forward-looking statements, except as required by law. These statements also involve risks and uncertainties that could cause our actual results or financial condition to materially differ from our expectations in this presentation, including, but not limited to: • fluctuations in prices of oil and natural gas; • future capital requirements and availability of financing; • estimates of reserves; • geological concentration of our reserves; • risks associated with drilling and operating wells; • risks associated with operation of natural gas pipelines and gathering systems; • discovery, acquisition, development and replacement of oil and natural gas reserves; • cash flow and liquidity; • timing and amount of future production of oil and natural gas; • availability of drilling and production equipment; • marketing of oil and natural gas; • developments in oil-producing and natural gas-producing countries; • competition; • litigation; • general economic conditions; • governmental regulations; • receipt of amounts owed to us by purchasers of our production and counterparties to our commodity price risk management contracts; • hedging decisions, including whether or not to enter into derivative financial instruments; • actions of third party co-owners of interests in properties in which we also own an interest; • fluctuations in interest rates; and • our ability to effectively integrate companies and properties that we acquire

Forward Looking Statements (continued) We believe that it is important to communicate our expectations of future performance to our investors. However, events may occur in the future that we are unable to accurately predict, or over which we have no control. You are cautioned not to place undue reliance on a forward-looking statement. When considering our forward-looking statements, keep in mind the risk factors and other cautionary statements in this presentation, and the risk factors included in the Annual Report on Form 10-K for the year ended December 31, 2005 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2006. Our revenues, operating results, financial condition and ability to borrow funds or obtain additional capital depend substantially on prevailing prices for oil and natural gas. Declines in oil or natural gas prices may materially adversely affect our financial condition, liquidity, ability to obtain financing and operating results. Lower oil or natural gas prices also may reduce the amount of oil or natural gas that we can produce economically. A decline in oil and/or natural gas prices could have a material adverse effect on the estimated value and estimated quantities of our oil and natural gas reserves, our ability to fund our operations and our financial condition, cash flow, results of operations and access to capital. Historically, oil and natural gas prices and markets have been volatile, with prices fluctuating widely, and they are likely to continue to be volatile.The SEC has generally permitted oil and natural gas companies, in filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable”, “possible” or “unproved” to describe volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company. While we believe our calculations of unproved drillsites and estimation of unproved reserves have been appropriately risked and are reasonable, such calculations and estimates have not been reviewed by third party engineers or appraisers.

EXCO Resources, Inc. 3rd Quarter 2006 Highlights(1) Includes the first 44 days of production from TXOK Acquisition, Inc. (2) Net income (loss) from continuing operations (3) Net income from continuing operations per share – diluted, excluding the after-tax effects of the non-cash change in fair value of derivatives, was $0.15 per share (4) Cash flow from operations before changes in working capital 3rdQuarterNine Months(In millions, except for productionand per share data) 200520062005Pro Forma 2006(1) Oil and natural gas revenues$ 51.8$ 84.9$ 131.5$ 252.1Net income (loss)(2)$ (49.7)$ 71.7$ (74.0)$ 159.8 Per share - diluted (3) $ 0. 68 Operating cash flow(4)$ 28.4$ 56.9$ 16.0$ 172.1 Per share - diluted $ 0.5 4 Adjusted EBITDA$ 37.0$ 70.9$ 90.6$ 208.4Average production –Mmcfe/d63.6129.464.3122.4

3rd Quarter 2006 Financial Review

EXCO Resources, Inc.

Operating Results

(In thousands)	3rd Quarter 2005	3rd Quarter 2006	Nine Months 2005	Nine Months Pro Forma 2006[1]	Year-to-Year Change 3rd Quarter Amount	Year-to-Year Change 3rd Quarter Percent	Year-to-Year Change Nine Months Amount	Year-to-Year Change Nine Months Percent
Revenues and other income:								
Oil	$ 7,281	$ 16,437	$ 19,388	$ 42,608	$ 9,156	126%	$ 23,220	120%
Natural gas	44,490	68,453	112,081	209,548	23,963	54%	97,467	87%
Other Income	3,407	678	7,047	3,953	(2,729)	-80%	(3,094)	-44%
Cash settlement on derivatives[2]	(6,167)	8,722	(10,240)	16,294	14,889	241%	26,534	259%
Total revenues	49,011	94,290	128,276	272,403	45,279	92%	144,127	112%
Costs and expenses:								
Operating costs	4,880	10,492	14,474	29,466	5,612	115%	14,992	104%
Production taxes	2,716	5,191	7,505	15,655	2,475	91%	8,150	109%
Total production costs	7,596	15,683	21,979	45,121	8,087	106%	23,142	105%
General and administrative[3]	4,411	7,691	15,670	18,916	3,280	74%	3,246	21%
Total costs and expenses	12,007	23,374	37,649	64,037	11,367	95%	26,388	70%
Adjusted EBITDA[4]	$ 37,004	$ 70,916	$ 90,627	$ 208,366	33,912	92%	117,739	130%

(1) Includes the first 44 days of production from TXOK Acquisition, Inc.
(2) Excludes $52,602 of derivative termination expense in Q1 2005
(3) Excludes $698 and $2,427 of stock option compensation expense in Q3 2006 and the first nine months of 2006, respectively
(4) Non-GAAP measures, please see tables on slides 27 -29 for reconciliations to most comparable GAAP measures

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EXCO Resources, Inc.

EXCO Resources, Inc.

Unit Operating Statistics

	3rd Quarter		Nine Months		Year-to-Year Change			
					3rd Quarter		Nine Months	
	2005	2006	2005	Pro Forma 2006[1]	Amount	Percent	Amount	Percent
Production volumes:								
Oil - Mbbls	122	241	372	649	119	98%	277	74%
Gas - Mmcf	5,115	10,460	15,310	29,527	5,345	104%	14,217	93%
Total - Mmcfe	5,847	11,906	17,542	33,421	6,059	104%	15,879	91%
Realized pricing[2]:								
Oil per Bbl	$ 59.68	$ 68.20	$ 52.12	$ 65.65	$ 8.52	14%	$ 13.53	26%
Gas per Mcf	8.70	6.54	7.32	7.10	(2.16)	-25%	(0.22)	-3%
Per Mcfe	8.85	7.13	7.49	7.54	(1.72)	-19%	0.05	1%
Production costs per Mcfe:								
Operating costs	$ 0.83	$ 0.88	$ 0.83	$ 0.88	$ 0.05	6%	$ 0.06	7%
Production taxes	0.46	0.44	0.43	0.47	(0.03)	-6%	0.04	9%
Total production costs	1.30	1.32	1.25	1.35	0.02	1%	0.10	8%

(1) Includes the first 44 days of production from TXOK Acquisition, Inc.
(2) Does not include the effects of derivative financial instruments

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EXCO Resources, Inc.

EXCO Resources, Inc. Pro Forma Operating Results(1) Excludes $2,427, $35, and $2,462 of stock option compensation expense as reported, for the TXOK 44 day period, and pro forma, respectively (2) Non-GAAP measures, please see tables on slides 27 -29 for reconciliations to most comparable GAAP measures (In thousands)As ReportedTXOK 44 Day PeriodPro FormaRevenues and other income:Oil40,265$ 2,343$ 42,608$ Natural gas194,36915,179209,548Other Income3,5723813,953Cash settlement on derivatives11,1505,14416,294Total revenues249,35623,047272,403Costs and expenses:Operating costs27,7781,68829,466Production taxes14,1641,49115,655Total production costs41,9423,17945,121General and administrative(1)18,40151518,916Total costs and expenses60,3433,69464,037Adjusted EBITDA(2)189,013$ 19,353$ 208,366$ Nine Months Ended September 30, 2006

EXCO Resources, Inc.

Pro Forma Unit Operating Statistics

	Nine Months Ended September 30, 2006		
	As Reported	TXOK 44 Day Period	Pro Forma
Production volumes:			
Oil - Mbbls	611	38	649
Gas - Mmcf	27,637	1,890	29,527
Total - Mmcfe	31,303	2,118	33,421
Realized pricing[(1)]:			
Oil per Bbl	$ 65.90	$ 61.66	$ 65.65
Gas per Mcf	7.03	8.03	7.10
Per Mcfe	7.50	8.27	7.54
Production costs per Mcfe:			
Operating costs	$ 0.89	$ 0.80	$ 0.88
Production taxes	0.45	0.70	0.47
Total production costs	1.34	1.50	1.35

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(1) Does not include effects of derivative financial instruments

EXCO Resources, Inc.

EXCO Resources, Inc. Liquidity and Financial Position (1) Excludes unamortized bond premium (In thousands)September 30, 2006October 27, 2006Cash19,274$ 41,420$ Debt:Bank debt404,000$ 905,000$ Second lien-650,000Senior notes(1)444,720444,720Total debt848,7201,999,720$ Shareholders' equity1,175,282Total capitalization2,024,002$ Debt to total capitalization42%Borrowing base750,000$ 1,350,000$ Unused borrowing base346,000$ 445,000$

EXCO Resources, Inc.

Liquidity and Financial Position

	As of October 27, 2006		
(In thousands)	EXCO Resources	EXCO Partners	Total
Cash	$ 21,887	$ 19,533	$ 41,420
Debt:			
Bank debt	$ 254,000	$ 651,000	$ 905,000
Second lien	-	650,000	650,000
Senior notes[1]	444,720	-	444,720
Total debt	$ 698,720	$ 1,301,000	$ 1,999,720
Borrowing base	$ 600,000	$ 750,000	$ 1,350,000
Unused borrowing base	$ 346,000	$ 99,000	$ 445,000

(1) Excludes unamortized bond premium

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EXCO Resources, Inc.

EXCO Resources, Inc.

Derivatives Summary – Total

Pro Forma as of September 30, 2006 including assumed Winchester derivatives

(In thousands, except prices)	Gas volume - Mmbtus	Weighted average contract price per Mmbtu	Basis protection volume - Mmbtus	Weighted average differential to NYMEX	Oil volume - Bbls	Weighted average contract price per Bbl
Q4 2006	9,429	$ 8.51	1,380	$ (0.32)	173	$ 71.02
2007	47,790	8.73	-	-	734	69.53
2008	43,140	8.63	-	-	327	62.67
2009	25,705	8.01	-	-	120	60.80
2010	6,985	6.63	-	-	108	59.85
2011	1,825	4.51	-	-	-	-
2012	1,830	4.51	-	-	-	-
2013	1,825	4.51	-	-	-	-
Total	138,529		1,380		1,462	

	Floor				Ceiling			
(In thousands, except prices)	Gas volume - Mmbtus	Weighted average contract price per Mmbtu	Oil volume - Bbls	Weighted average contract price per Bbl	Gas volume - Mmbtus	Weighted average contract price per Mmbtu	Oil volume - Bbls	Weighted average contract price per Bbl
Q4 2006	2,640	$ 6.26	27	$ 50.35	2,640	$ 9.48	27	$ 60.00

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EXCO Resources, Inc.

EXCO Resources, Inc.

Derivatives Summary – Excluding EXCO Partners, LP

Pro Forma as of September 30, 2006

(In thousands, except prices)	Gas volume - Mmbtus	Weighted average contract price per Mmbtu	Basis protection volume - Mmbtus	Weighted average differential to NYMEX	Oil volume - Bbls	Weighted average contract price per Bbl
Q4 2006	5,021	$ 7.88	552	$ (0.48)	157	$ 71.10
2007	19,837	8.04	-	-	649	69.92
2008	16,578	8.19	-	-	271	62.75
2009	4,139	6.43	-	-	73	60.80
2010	3,780	5.99	-	-	65	59.85
2011	1,825	4.51	-	-	-	-
2012	1,830	4.51	-	-	-	-
2013	1,825	4.51	-	-	-	-
Total	54,834		552		1,215	

	Floor				Ceiling			
(In thousands, except prices)	Gas volume - Mmbtus	Weighted average contract price per Mmbtu	Oil volume - Bbls	Weighted average contract price per Bbl	Gas volume - Mmbtus	Weighted average contract price per Mmbtu	Oil volume - Bbls	Weighted average contract price per Bbl
Q4 2006	-	$ -	16	$ 50.35	-	$ -	16	$ 60.00

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EXCO Resources, Inc.

EXCO Partners, LP

Derivatives Summary

Pro Forma as of September 30, 2006 including assumed Winchester derivatives

(In thousands, except prices)	Gas volume - Mmbtus	Weighted average contract price per Mmbtu	Basis protection volume - Mmbtus	Weighted average differential to NYMEX	Oil volume - Bbls	Weighted average contract price per Bbl
Q4 2006	4,408	$ 9.22	828	$ (0.22)	16	$ 70.27
2007	27,953	9.22	-	-	85	66.59
2008	26,562	8.91	-	-	56	62.25
2009	21,566	8.32	-	-	47	60.80
2010	3,205	7.38	-	-	43	59.85
2011	-	-	-	-	-	-
2012	-	-	-	-	-	-
2013	-	-	-	-	-	-
Total	83,694		828		247	

	Floor				Ceiling			
(In thousands, except prices)	Gas volume - Mmbtus	Weighted average contract price per Mmbtu	Oil volume - Bbls	Weighted average contract price per Bbl	Gas volume - Mmbtus	Weighted average contract price per Mmbtu	Oil volume - Bbls	Weighted average contract price per Bbl
Q4 2006	2,640	$ 6.26	11	$ 50.35	2,640	$ 9.48	11	$ 60.00

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EXCO Resources, Inc.

3rd Quarter 2006 Operational Review

EXCO Resources, Inc. Snapshot (1) SEC 12/31/05 total proved reserves, pro forma for the TXOK acquisition using SEC 12/31/05 total proved reserves (2) SEC 12/31/05 total proved reserves, pro forma for the TXOK acquisition using SEC 12/31/05 total proved reserves, and including proved reserves based on NYMEX strip pricing as of the effective date of acquisitions closed thru 6/30/06 (3) SEC 12/31/05 total proved reserves, pro forma for the TXOK acquisition using SEC 12/31/05 total proved reserves, and including proved reserves based on NYMEX strip pricing as of the effective date of acquisitions closed thru 9/30/06 (4) Total proved reserves divided by average daily sales annualized Q12006Q22006Q3 2006Average Daily Sales, Mmcfe/d113.5124.2129.4Total Proved Reserves, Bcfe668(1)891(2)921(3)Reserve Life, Years(4)16.119.719.5Drilling Locations1,6744,3404,428Number Proved7562,4242,487Approximate Net Acreage825,000986,5001,164,000Well CountGross6,4687,7108,002Net5,1896,1696,449Employees329391399

EXCO Resources, Inc. Winchester Acquisition Closed acquisition of Winchester Energy Company, Ltd. for $1.1 billion on October 2, 2006 May 1, 2006 effective date Located in Cotton Valley, Hosston and Travis Peak trends in East Texas and North Louisiana Production of approximately 72.0 Mmcfe per day from 549 producing wells Approximately 734 drilling locations (354 proved) EXCO assumed hedges through 2009 at attractive prices covering a significant amount of expected production

EXCO Resources, Inc. 3rd Quarter 2006 Acquisitions EXCO closed two noteworthy acquisitions in the third quarter 2006, spending $76.6 million after contractual adjustments Added production and acreage in West Virginia and Wyoming In West Virginia, EXCO spent $49.1 million (after contractual adjustments) to acquire approximately 25,000 net acres of leasehold, and 3.0 Mmcfe/d of production, as well as 59 proved drilling locations In Wyoming, EXCO spent $27.5 million (after contractual adjustments) to acquire approximately 112,000 net acres of leasehold, 29 identified drilling locations (4 proved), and 1.0 Mmcfe/d of production (approximately 75% oil)

EXCO Resources, Inc.

Current Snapshot

	EXCO Resources	EXCO Partners	Total[1]
Average Daily Sales, Mmcfe/d	100.0	106.1	206.1
Total Proved Reserves, Bcfe	730.3[2]	582.4[3]	1,312.7
Reserve Life, Years[4]	20.0	15.0	17.4
Drilling Locations	4,096	1,066	5,162
Number Proved	2,339	502	2,841
Approximate Net Acreage	1,117,850	160,350	1,278,200
Well Count			
Gross	7,505	1,075	8,580
Net	6,412	760	7,172
Employees	455	—	455

(1) As of 10/15/06

(2) SEC 12/31/05 total proved reserves, pro forma for the TXOK acquisition using SEC 12/31/05 total proved reserves, and including proved reserves based on NYMEX strip pricing as of the effective date of acquisitions closed thru 9/30/06, excluding East Texas/North Louisiana total proved

(3) East Texas/North Louisiana total proved reserves at 9/30/06, pro forma for the Winchester acquisition and contribution of EXCO assets, based on 10/11/06 NYMEX strip pricing

(4) Total proved reserves divided by average daily sales annualized

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EXCO Resources, Inc.

EXCO Resources, Inc. Diversified Reserve Base Total pro forma 3P reserves(1)(2) = 1,960 Bcfe Total pro forma proved reserves(1)= 1,313 Bcfe Appalachia 465.6 Bcfe Proved (35%) 569.9 Bcfe Total (29%) 46.0 Mmcfe/d (22%) East Texas / North Louisiana 582.4 Bcfe Proved (44%) 942.7 Bcfe Total (48%) 106.1 Mmcfe/d (52%) Permian Basin 91.1 Bcfe Proved (7%) 213.3 Bcfe Total (11%) 14.7 Mmcfe/d (7%) Other Areas 5.1 Bcfe Proved (<1%) 8.5 Bcfe Total (<1%) 1.5 Mmcfe/d (1%) Rockies 53.3 Bcfe Proved (4%) 69.3 Bcfe Total (4%) 8.0 Mmcfe/d (4%) Mid Continent 115.2 Bcfe Proved (9%) 156.3 Bcfe Total (8%) 29.2 Mmcfe/d (14%) (1) Other than East Texas/North Louisiana: SEC 12/31/05 total proved reserves, pro forma for the TXOK acquisition using SEC 12/31/05 total proved reserves, including proved reserves based on NYMEX strip pricing as of the effective date of acquisitions closed through 9/30/06. East Texas/North Louisiana as of 9/30/06, pro forma for the Winchester acquisition, based on 10/11/06 NYMEX strip pricing (2) Includes proved, probable and possible reserves Note: Total pro forma production as of 10/15/06 was approximately 206 Mmcfe/d. Numbers may not add due to rounding

EXCO Resources, Inc.

Drilling Activity thru 3rd Quarter 2006

	Budgeted Drill Wells	Wells Spud	Wells Drilling	Awaiting Completion	Completed(2)	Dry Holes
Appalachia	160	168	5	22	140	1
East Texas(1)	37	33	4	5	24	0
Mid Continent(1)	33	31	2	10	17	2
Permian	6	54	4	5	44	1
Rockies & other	16	9	0	0	9	0
Total	252	295	15	42	234	4

- **Total of 124 wells were spud in the third quarter**

(1) Includes full year activity for TXOK

(2) Five of the wells completed in 2006 were drilled in 2005

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EXCO Resources, Inc.

EXCO Resources, Inc. 2006 Capital Budget(1)(1) Includes a full year of TXOK budgeted capital Numberof Wells/ProjectsBudget($MM)Original Drilling Budget286134Q1 –Q2 Acquisitions11139Q3 Acquisitions41Winchester Acquisition1930Drilling Total420204ExploitationProjects1849Drilling and Exploitation604213Operations and Other----21Corporate----9Total604243

EXCO Resources, Inc. 2006 Capital Budget Overview(1)Pro Forma Drilling and Exploitation by Region $213 million $27mm $30mm $7mm $49mm $100mm (1) Does not include $30 million of operations, IT and other corporate capital; does not include spending for Winchester acquisition Rockies & Other3%Mid-Continent13%Appalachia23%East Texas47%Permian14%

Questions and Answers

Non-GAAP ReconciliationsReconciliation of condensed consolidated cash flow from operating activities(Unaudited, in thousands) 2005200620052006Net cash provided by (used in) operating activities2,845$ 30,220$ (80,844)$ 172,894$ Net change in working capital25,59726,68818,027(20,750)Net cash used in operating activities of discontinued operations--73,285-Cash flow from operations before changes in working capital,non-GAAP measure28,442$ 56,908$ 10,468$ 152,144$ 3rdQuarterNine Months

Non-GAAP Reconciliations

Condensed consolidated EBITDA and adjusted EBITDA reconciliations

(Unaudited, in thousands)

	3rd Quarter		Nine Months	
	2005	2006	2005	2006
Net income	$ (49,723)	$ 71,745	$ 48,054	$ 139,920
Interest expense	9,186	13,280	26,502	41,285
Income tax expense (benefit)	(32,778)	44,484	(54,010)	89,185
Depreciation, depletion and amortization	8,775	31,354	24,490	81,329
EBITDA[1]	(64,540)	160,863	45,036	351,719
Accretion of discount on asset retirement obligations	206	394	612	1,078
Non-cash change in fair value of derivative financial instruments	101,338	(91,039)	114,410	(164,618)
Derivative financial instruments termination expense	-	-	52,602	-
Stock option compensation expense	-	698	-	2,427
Equity in net ioncome of TXOK Acquisition, Inc.	-	-	-	(1,593)
Income from discountinued operations	-	-	(122,033)	-
Adjusted EBITDA[1]	37,004	70,916	90,627	189,013
Interest expense	(9,186)	(13,280)	(26,502)	(41,285)
Income tax expense (benefit)	32,778	(44,484)	54,010	(89,185)
Amortization of deferred financing costs and premium on 7 1/4% senior notes due 2011	430	(689)	1,314	4,505
Foreign currency transaction loss	-	-	3,461	-
Deferred income taxes	(32,211)	44,484	(59,467)	89,185
Gain on sale of other assets	(373)	(39)	(373)	(89)
Changes in operating assets and liabilities	(25,597)	(26,688)	(18,027)	20,750
Derivative financial instruments termination expense	-	-	(52,602)	-
Net cash used in operating activities of discountinued operations	-	-	(73,285)	-
Net cash provided by (used in) operating activities	$ 2,845	$ 30,220	$ (80,844)	$ 172,894

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EXCO Resources, Inc.

(1) Earnings before interest, taxes, depreciation, depletion and amortization, or “EBITDA,” represents net income adjusted to exclude interest expense, income taxes, depreciation, depletion and amortization. “Adjusted EBITDA” represents EBITDA adjusted to exclude accretion of discount on asset retirement obligations, non-cash changes in the fair value of derivative financial instruments, derivative financial instruments termination expense, stock based compensation expense, equity in net income of TXOK Acquisition, Inc., and income from discontinued operations. We have presented Adjusted EBITDA because it is the financial measure that is used in covenant calculations required under our credit agreement and compliance with the liquidity and debt incurrence covenants included in this agreement is considered material to us. Our computations of EBITDA and Adjusted EBITDA may differ from computations of similarly titled measures of other companies due to differences in the inclusion or exclusion of items in our computations as compared to those of others. EBITDA and Adjusted EBITDA are measures that are not prescribed by generally accepted accounting principles, or GAAP. EBITDA and Adjusted EBITDA specifically exclude changes in working capital, capital expenditures and other items that are set forth on a cash flow statement presentation of a company’s operating, investing and financing activities. As such, we encourage investors not to use these measures as substitutes for the determination of net income, net cash provided by operating activities or other similar GAAP measures.Non-GAAP Reconciliations Condensed consolidated EBITDA and adjusted EBITDA reconciliations(continued) (Unaudited, in thousands)